  As filed with the Securities and Exchange Commission on April 11, 2001

                                                Registration No. 333-57252
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                            Amendment No. 1 to
                                   FORM S-1
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                               ----------------
                       AMERICAN BAR ASSOCIATION MEMBERS/
                         STATE STREET COLLECTIVE TRUST
            (Exact name of registrant as specified in its charter)

                               ----------------

      Massachusetts                  6722                    04-6691601
     (State or other          (Primary Standard            (IRS Employer
     jurisdiction of              Industrial            Identification No.)
     incorporation or        Classification Code
      organization)                Number)

               225 Franklin Street, Boston, Massachusetts 02110
                                (617) 985-3000
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                        Maureen Scannell Bateman, Esq.
                 Executive Vice President and General Counsel
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110
                                (617) 985-3000
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                                with a copy to:
                            Judith R. Thoyer, Esq.
                   Paul, Weiss, Rifkind, Wharton & Garrison
                          1285 Avenue of the Americas
                         New York, New York 10019-6064
                                (212) 373-3000

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [X]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
  Pursuant to Rule 429 under the Securities Act, the prospectus contained in this Registration Statement also relates to Registration Statement No. 333-69427.

                               ----------------

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

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-------------------------------------------------------------------------------

                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution.

  The expenses in connection with the issuance and distribution of the securities being registered are set forth in the following table (all amounts except the registration fee are estimated):

   Registration fee................................................. $  250,000
   Accountant's fees and expenses...................................    210,000
   Legal fees and expenses..........................................     80,000
   Printing and mailing expenses....................................    415,000
   Blue Sky fees and expenses.......................................    125,000
   Miscellaneous....................................................     35,000
                                                                     ----------
     Total.......................................................... $1,115,000
                                                                     ==========

Item 14. Indemnification of Directors and Officers.

  State Street's By-Laws provide that State Street shall indemnify each person who is or was a director, officer, employee or other agent of State Street against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements reasonably incurred by such persons in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a director, officer, employee, agent or trustee, or by reason of any action taken or not taken in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such action was in the best interests of State Street.

  State Street Corporation, the parent company of State Street, carries director and officer liability insurance that protects directors and officers from losses arising out of actual or alleged negligence or imprudent acts or omissions while they are directing or managing the affairs of State Street Corporation.

  State Street Corporation also carries bankers professional liability insurance which protects State Street and State Street Corporation against losses resulting from actual or alleged wrongful acts committed in connection with rendering a professional service.

  Each of the Investment Advisor Agreements between State Street and the Investment Advisors provides that to the extent permitted by applicable law, the Investment Advisor agrees to indemnify and hold harmless State Street for any losses, damages or expenses resulting from (1) any recommendation of the Investment Advisor or based on information provided by the Investment Advisor,
(2) the Investment Advisor's failure to provide correct and timely information or to make recommendations on a timely basis as provided in the applicable Agreement and (3) any disclosure relating to the Investment Advisor or the services provided by the Investment Advisor with respect to a Fund which the Investment Advisor has prepared, approved in writing or has not disapproved within five (5) business days following transmission to a person designated by the Investment Advisor to review such disclosure; provided, however, that the Investment Advisor shall not be required to indemnify and hold harmless State Street to the extent that such losses, damages or expenses result from an act or omission of the Investment Advisor with respect to which the Investment Advisor not only has used such care, skill, prudence and diligence as a reasonably prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, but also has otherwise acted in accordance with the Investment Advisor Agreement.

Item 16. Exhibits and Financial Statement Schedules.

  (a) Exhibits

 Exhibit No.                       Description of Document
 -----------                       -----------------------
   3.1       American Bar Association Members/State Street Collective Trust,
             Declaration of Trust by State Street Bank and Trust Company,
             amended and restated December 5, 1991, included as Exhibit 3.1 to
             Registrant's Form S-1 Registration Statement No. 33-50080 and
             incorporated herein by reference thereto.
   3.2       American Bar Association Members/State Street Collective Trust,
             Amendment to Declaration of Trust by State Street Bank and Trust
             Company dated July 31, 1995, included as Exhibit 3.2 to
             Registrant's Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
   3.3       American Bar Association Members/State Street Collective Trust,
             Fourth Amended Fund Declaration for the Stable Asset Return Fund,
             included as Exhibit 3.3 to the Registrant's Form S-1 Registration
             Statement No. 333-69427 and incorporated herein by reference thereto.
   3.4       American Bar Association Members/State Street Collective Trust,
             Third Amended and Restated Fund Declaration for the Intermediate
             Bond Fund, included as Exhibit 3.4 to the Registrant's Form S-1
             Registration Statement No. 333-69427 and incorporated herein by reference thereto.
   3.5       American Bar Association Members/State Street Collective Trust,
             Fourth Amended and Restated Fund Declaration for the Balanced
             Fund, included as Exhibit 3.5 to the Registrant's Form S-1
             Registration Statement No. 333-69427 and incorporated herein by reference thereto.
   3.6       American Bar Association Members/State Street Collective Trust,
             Third Amended and Restated Fund Declaration for the Value Equity
             Fund, included as Exhibit 3.6 to the Registrant's Form S-1
             Registration Statement No. 333-69427 and incorporated herein by reference thereto.
   3.7*      American Bar Association Members/State Street Collective Trust,
             Fifth Amended and Restated Fund Declaration for the Growth Equity
             Fund.
   3.8       American Bar Association Members/State Street Collective Trust,
             Fourth Amended and Restated Fund Declaration for the Index Equity
             Fund, included as Exhibit 3.8 to the Registrant's Form S-1
             Registration Statement No. 333-69427 and incorporated herein by reference thereto.
   3.9**     American Bar Association Members/State Street Collective Trust,
             Fifth Amended and Restated Fund Declaration for the Aggressive
             Equity Fund.
   3.10**    American Bar Association Members/State Street Collective Trust,
             Fourth Amended and Restated Fund Declaration for the International
             Equity Fund.
   3.11      American Bar Association Members/State Street Collective Trust,
             First Amended and Restated Fund Declaration for the Structured
             Portfolio Service, included as Exhibit 3.11 to the Registrant's
             Form S-1 Registration Statement No. 333-69427 and incorporated herein by reference thereto.


   4.1       American Bar Association Members/State Street Collective Trust,
             Declaration of Trust and Fund Declaration for each Fund and the Structured Portfolio Service, included in Exhibits No. 3.1 through
             3.11 above.

 Exhibit No.                       Description of Document
 -----------                       -----------------------
      5.1*   Opinion of Paul, Weiss, Rifkind, Wharton & Garrison regarding the legality of the Units registered.
      5.2*   Opinion of Goodwin Procter LLP regarding matters of Massachusetts law.
     10.1    Trust Agreement of the American Bar Association Members Retirement
             Trust, amended and restated as of January 1, 1999, by and between the American Bar Retirement Association and State Street Bank and
             Trust Company, included as Exhibit 10.1 to Registrant's Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
     10.2    Trust Agreement of the American Bar Association Members Pooled
             Trust for Retirement Plans, amended and restated as of January 1,
             1992, by and between the American Bar Retirement Association and
             State Street Bank and Trust Company, included as Exhibit 10.2 to
             Registrant's Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
     10.3    Amendment to the American Bar Association Members Retirement Trust
             dated July 31, 1995 by and between the American Bar Retirement
             Association and State Street Bank and Trust Company, included as
             Exhibit 10.3 to Registrant's Form S-1 Registration Statement No.
             33-92120 and incorporated herein by reference hereto.
     10.4    Amendment to the American Bar Association Members Pooled Trust for
             Retirement Plans dated July 31, 1995 by and between the American
             Bar Retirement Association and State Street Bank and Trust
             Company, included as Exhibit 10.4 to Registrant's Form S-1
             Registration Statement No. 33-92120 and incorporated herein by reference thereto.
     10.5    American Bar Association Members Retirement Plan--Basic Plan
             Document No. 01, as approved by the Internal Revenue Service on
             December 16, 1996, included as Exhibit 10.5 to Pre-Effective
             Amendment No. 1 to the Registrant's Registration Statement on Form
             S-1 No. 333-23633 and incorporated herein by reference thereto.
     10.6    American Bar Association Members Defined Benefit Pension Plan--
             Basic Plan Document No. 02 and related participation agreements, included as Exhibit 10.4 to Pre-Effective Amendment No. 1 to
             Registrant's Registration Statement on Form S-1 No.33-42274 and
             incorporated herein by reference thereto.
   10.7.1    Administrative and Investment Services Agreement effective January
             1, 1999, between State Street Bank and Trust Company and the
             American Bar Retirement Association, included as Exhibit 10.7 to the Registrant's Form S-1 Registration Statement No. 333-69427 and
             incorporated herein by reference thereto.
   10.7.2    Amendment No. 1 to the Administrative and Investment Services
             Agreement between State Street Bank and Trust Company and the
             American Bar Retirement Association, included as Exhibit 10.7.2 to
             Registrant's Annual Report on Form 10-K for the year ended
             December 31, 2000 and incorporated herein by reference thereto.
     10.8    Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Capital
             Guardian Trust Company relating to the Growth Equity Fund, included as Exhibit 10.6 to Registrant's Annual Report on Form 10-
             K for the year ended December 31, 1991 and incorporated herein by reference thereto.
     10.9    Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and RCM Capital
             Management relating to the Growth Equity Fund, included as Exhibit
             10.8 to Registrant's Annual Report on Form 10-K for the year ended
             December 31, 1991 and incorporated herein by reference thereto.

 Exhibit No.                       Description of Document
 -----------                       -----------------------
   10.10     Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Capital
             Guardian Trust Company relating to the Aggressive Equity Fund, included as Exhibit 10.9 to Registrant's Annual Report on Form 10-
             K for the year ended December 31, 1991 and incorporated herein by reference thereto.
   10.11     Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Sit Investment
             Associates, Inc. relating to the Aggressive Equity Fund, included as Exhibit 10.10 to Registrant's Annual Report on Form 10-K for
             the year December 31, 1991 and incorporated herein by reference thereto.
   10.12     Investment Advisor Agreement effective as of October 1, 1992 by and between State Street Bank and Trust Company and Miller
             Anderson & Sherrerd relating to the Balanced Fund, included as
             Exhibit 10.13 to Registrant's Form S-1 Registration Statement No.
             33-50080 and incorporated herein by reference thereto.
   10.13     Investment Advisor Agreement effective as of November 1, 1992 by and between State Street Bank and Trust Company and Lincoln
             Capital Management Company relating to the Growth Equity Fund, included as Exhibit 10.14 to Registrant's Annual Report on Form
             10-K for the year ended December 31, 1992 and incorporated herein by reference thereto.
   10.14     Investment Advisor Agreement effective as of June 30, 1997 by and between State Street Bank and Trust Company and Capital Guardian
             Trust Company relating to the Balanced Fund, included as Exhibit
             10.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference thereto.
   10.15     Investment Advisor Agreement dated July 31, 1995 by and between
             State Street Bank and Trust Company and Sanford Bernstein & Co.
             Inc. relating to the Value Equity Fund, included as Exhibit 10.17 to Registrant's Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
   10.16*    Investment Advisor Agreement effective as of May 31, 2000 by and between State Street Bank and Trust Company and Dresdner RCM
             Global Investors LLC relating to the International Equity Fund.
   10.17     Investor Advisor Agreement effective as of June 13, 1997 by and between State Street Bank and Trust Company and Bankers Trust
             Company relating to the Growth Equity Fund, included as Exhibit
             10.2 to the Registrant's Quarterly Report on Form 10-Q for the
             quarter ended June 30, 1997 and incorporated herein by reference thereto.
   23.1*     Consent of Paul, Weiss, Rifkind, Wharton & Garrison, included in the opinion filed as Exhibit 5.1.
   23.2*     Consent of Goodwin Procter LLP, included in the opinion filed as
             Exhibit 5.2.
   23.3*     Consent of PricewaterhouseCoopers LLP.
   24.1*     Power of Attorney.

--------

* Previously filed.

**Filed herewith.

(b) Financial Statement Schedules and Related Reports

    A Schedule of Investments for each of the Aggressive Equity Fund, the Balanced Fund, the Growth Equity Fund and the Value Equity Fund is filed as part of this Registration Statement. See "Index to Financial Statements."

  All other schedules and reports are omitted because they are not applicable or not required, or because the information required therein is included in the financial statements or the notes thereto.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on April 11, 2001.

                                          AMERICAN BAR ASSOCIATION MEMBERS/
                                           STATE STREET COLLECTIVE TRUST

                                          By:/s/ James S. Phalen
                                             ----------------------------------
                                             Name: James S. Phalen
                                             Title:  President and Chief
                                                   Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 11, 2001.

              Signature                                 Title

         /s/ James S. Phalen            President and Chief Executive Officer
--------------------------------------   of the American Bar Association
           James S. Phalen               Members/State Street Collective
                                         Trust (Principal Executive Officer)

       /s/ Beth M. Halberstadt          Vice President and Chief Financial
--------------------------------------   Officer of the American Bar
         Beth M. Halberstadt             Association Members/State Street
                                         Collective Trust (Principal
                                         Financial Officer)

         /s/ Susan C. Daniels           Treasurer and Chief Accounting
--------------------------------------   Officer of the American Bar
           Susan C. Daniels              Association Members/State Street
                                         Collective Trust (Principal
                                         Accounting Officer)

              Signature                                  Title

                  *                     Director of State Street Bank and Trust
-------------------------------------    Company
      Tenley E. Albright, M.D.

                  *                     Director of State Street Bank and Trust
-------------------------------------    Company
        I. MacAllister Booth

                  *                     Director of State Street Bank and Trust
-------------------------------------    Company
         James I. Cash, Jr.

                  *                     Director of State Street Bank and Trust
-------------------------------------    Company
          Truman S. Casner

                  *                     Director of State Street Bank and Trust
-------------------------------------    Company
         Nader F. Darehshori

                  *                     Director of State Street Bank and Trust
-------------------------------------    Company
         Arthur L. Goldstein

                  *                     Director of State Street Bank and Trust
-------------------------------------    Company
           David P. Gruber

                                        Director of State Street Bank and
--------------------------------------   Trust Company
            Linda A. Hill

                  *                     Director of State Street Bank and
--------------------------------------   Trust Company
          John M. Kucharski

                                        Director of State Street Bank and
--------------------------------------   Trust Company
         Charles R. LaMantia

                  *                     Director of State Street Bank and
--------------------------------------   Trust Company
           Ronald E. Logue

                  *                     Director of State Street Bank and
--------------------------------------   Trust Company
         Nicholas A. Lopardo

                  *                     Director of State Street Bank and
--------------------------------------   Trust Company
           Dennis J. Picard

                  *                     Director of State Street Bank and
--------------------------------------   Trust Company
          Richard P. Sergel

                  *                     Director of State Street Bank and
--------------------------------------   Trust Company
            David A. Spina

                  *                     Director of State Street Bank and
--------------------------------------   Trust Company
         Diana Chapman Walsh

 *By      /s/ Nicholas A. Lopardo
  -----------------------------------
      Name: Nicholas A. Lopardo
           Attorney-in-Fact

 *By   /s/ Maureen Scannell Bateman
  -----------------------------------
    Name: Maureen Scannell Bateman
           Attorney-in-Fact

                                 EXHIBIT INDEX

 Exhibit No.                       Description of Document
 -----------                       -----------------------
   3.1       American Bar Association Members/State Street Collective Trust,
             Declaration of Trust by State Street Bank and Trust Company,
             amended and restated December 5, 1991, included as Exhibit 3.1 to
             Registrant's Form S-1 Registration Statement No. 33-50080 and
             incorporated herein by reference thereto.
   3.2       American Bar Association Members/State Street Collective Trust,
             Amendment to Declaration of Trust by State Street Bank and Trust
             Company dated July 31, 1995, included as Exhibit 3.2 to
             Registrant's Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
   3.3       American Bar Association Members/State Street Collective Trust,
             Fourth Amended Fund Declaration for the Stable Asset Return Fund,
             included as Exhibit 3.3 to the Registrant's Form S-1 Registration
             Statement No. 333-69427 and incorporated herein by reference thereto.
   3.4       American Bar Association Members/State Street Collective Trust,
             Third Amended and Restated Fund Declaration for the Intermediate
             Bond Fund, included as Exhibit 3.4 to the Registrant's Form S-1
             Registration Statement No. 333-69427 and incorporated herein by reference thereto.
   3.5       American Bar Association Members/State Street Collective Trust,
             Fourth Amended and Restated Fund Declaration for the Balanced
             Fund, included as Exhibit 3.5 to the Registrant's Form S-1
             Registration Statement No. 333-69427 and incorporated herein by reference thereto.
   3.6       American Bar Association Members/State Street Collective Trust,
             Third Amended and Restated Fund Declaration for the Value Equity
             Fund, included as Exhibit 3.6 to the Registrant's Form S-1
             Registration Statement No. 333-69427 and incorporated herein by reference thereto.
   3.7*      American Bar Association Members/State Street Collective Trust,
             Fifth Amended and Restated Fund Declaration for the Growth Equity
             Fund.
   3.8       American Bar Association Members/State Street Collective Trust,
             Fourth Amended and Restated Fund Declaration for the Index Equity
             Fund, included as Exhibit 3.8 to the Registrant's Form S-1
             Registration Statement No. 333-69427 and incorporated herein by reference thereto.
   3.9**     American Bar Association Members/State Street Collective Trust,
             Fifth Amended and Restated Fund Declaration for the Aggressive
             Equity Fund.
   3.10**    American Bar Association Members/State Street Collective Trust,
             Fourth Amended and Restated Fund Declaration for the International
             Equity Fund.
   3.11      American Bar Association Members/State Street Collective Trust,
             First Amended and Restated Fund Declaration for the Structured
             Portfolio Service, included as Exhibit 3.11 to the Registrant's
             Form S-1 Registration Statement No. 333-69427 and incorporated herein by reference thereto.
   4.1       American Bar Association Members/State Street Collective Trust,
             Declaration of Trust and Fund Declaration for each Fund and the
             Structured Portfolio Service, included in Exhibits No. 3.1 through
             3.11 above.
   5.1*      Opinion of Paul, Weiss, Rifkind, Wharton & Garrison regarding the legality of the Units registered.
   5.2*      Opinion of Goodwin Procter LLP regarding matters of Massachusetts law.

 Exhibit No.                       Description of Document
 ----------- ------------------------------------------------------------------
     10.1    Trust Agreement of the American Bar Association Members Retirement
             Trust, amended and restated as of January 1, 1999, by and between the American Bar Retirement Association and State Street Bank and
             Trust Company, included as Exhibit 10.1 to Registrant's Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
     10.2    Trust Agreement of the American Bar Association Members Pooled
             Trust for Retirement Plans, amended and restated as of January 1,
             1992, by and between the American Bar Retirement Association and
             State Street Bank and Trust Company, included as Exhibit 10.2 to
             Registrant's Form 10-K for the year ended December 31, 1991 and incorporated herein by reference thereto.
     10.3    Amendment to the American Bar Association Members Retirement Trust
             dated July 31, 1995 by and between the American Bar Retirement
             Association and State Street Bank and Trust Company, included as
             Exhibit 10.3 to Registrant's Form S-1 Registration Statement No.
             33-92120 and incorporated herein by reference hereto.
     10.4    Amendment to the American Bar Association Members Pooled Trust for
             Retirement Plans dated July 31, 1995 by and between the American
             Bar Retirement Association and State Street Bank and Trust
             Company, included as Exhibit 10.4 to Registrant's Form S-1
             Registration Statement No. 33-92120 and incorporated herein by reference thereto.
     10.5    American Bar Association Members Retirement Plan--Basic Plan
             Document No. 01, as approved by the Internal Revenue Service on
             December 16, 1996, included as Exhibit 10.5 to Pre-Effective
             Amendment No. 1 to the Registrant's Registration Statement on Form
             S-1 No. 333-23633 and incorporated herein by reference thereto.
     10.6    American Bar Association Members Defined Benefit Pension Plan--
             Basic Plan Document No. 02 and related participation agreements, included as Exhibit 10.4 to Pre-Effective Amendment No. 1 to
             Registrant's Registration Statement on Form S-1 No.33-42274 and
             incorporated herein by reference thereto.
   10.7.1    Administrative and Investment Services Agreement effective January
             1, 1999, between State Street Bank and Trust Company and the
             American Bar Retirement Association, included as Exhibit 10.7 to the Registrant's Form S-1 Registration Statement No. 333-69427 and
             incorporated herein by reference thereto.
   10.7.2    Amendment No. 1 to the Administrative and Investment Services
             Agreement between State Street Bank and Trust Company and the
             American Bar Retirement Association, included as Exhibit 10.7.2 to
             Registrant's Annual Report on Form 10-K for the year ended
             December 31, 2000 and incorporated herein by reference thereto.
     10.8    Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Capital
             Guardian Trust Company relating to the Growth Equity Fund, included as Exhibit 10.6 to Registrant's Annual Report on Form 10-
             K for the year ended December 31, 1991 and incorporated herein by reference thereto.
     10.9    Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and RCM Capital
             Management relating to the Growth Equity Fund, included as Exhibit
             10.8 to Registrant's Annual Report on Form 10-K for the year ended
             December 31, 1991 and incorporated herein by reference thereto.
     10.10   Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Capital
             Guardian Trust Company relating to the Aggressive Equity Fund, included as Exhibit 10.9 to Registrant's Annual Report on Form 10-
             K for the year ended December 31, 1991 and incorporated herein by reference thereto.

 Exhibit No.                       Description of Document
 -----------                       -----------------------
   10.11     Investment Advisor Agreement effective as of January 1, 1992 by and between State Street Bank and Trust Company and Sit Investment
             Associates, Inc. relating to the Aggressive Equity Fund, included as Exhibit 10.10 to Registrant's Annual Report on Form 10-K for
             the year December 31, 1991 and incorporated herein by reference thereto.
   10.12     Investment Advisor Agreement effective as of October 1, 1992 by and between State Street Bank and Trust Company and Miller
             Anderson & Sherrerd relating to the Balanced Fund, included as
             Exhibit 10.13 to Registrant's Form S-1 Registration Statement No.
             33-50080 and incorporated herein by reference thereto.
   10.13     Investment Advisor Agreement effective as of November 1, 1992 by and between State Street Bank and Trust Company and Lincoln
             Capital Management Company relating to the Growth Equity Fund, included as Exhibit 10.14 to Registrant's Annual Report on Form
             10-K for the year ended December 31, 1992 and incorporated herein by reference thereto.
   10.14     Investment Advisor Agreement effective as of June 30, 1997 by and between State Street Bank and Trust Company and Capital Guardian
             Trust Company relating to the Balanced Fund, included as Exhibit
             10.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference thereto.
   10.15     Investment Advisor Agreement dated July 31, 1995 by and between
             State Street Bank and Trust Company and Sanford Bernstein & Co.
             Inc. relating to the Value Equity Fund, included as Exhibit 10.17 to Registrant's Form S-1 Registration Statement No. 33-92120 and
             incorporated herein by reference thereto.
   10.16*    Investment Advisor Agreement effective as of May 31, 2000 by and between State Street Bank and Trust Company and Dresdner RCM
             Global Investors LLC relating to the International Equity Fund.
   10.17     Investor Advisor Agreement effective as of June 13, 1997 by and between State Street Bank and Trust Company and Bankers Trust
             Company relating to the Growth Equity Fund, included as Exhibit
             10.2 to the Registrant's Quarterly Report on Form 10-Q for the
             quarter ended June 30, 1997 and incorporated herein by reference thereto.
   23.1*     Consent of Paul, Weiss, Rifkind, Wharton & Garrison, included in the opinion filed as Exhibit 5.1.
   23.2*     Consent of Goodwin Procter LLP, included in the opinion filed as
             Exhibit 5.2.
   23.3*     Consent of PricewaterhouseCoopers LLP.
   24.1*     Power of Attorney.

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*Previously filed.

**Filed herewith.